Exhibit 99.2

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Financial Review

June 2004

Note:

The preparation of financial statements in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported in the financial statements. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current year’s presentation.

Huntington Bancshares Incorporated

Consolidated Balance Sheets

	June 30,	December 31,	June 30,	Change June ’04 vs. ’03
(in thousands)	2004	2003	2003	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$1,162,995	$899,689	$1,153,108	$9,887	0.9%
Federal funds sold and securities purchased under resale agreements	193,772	96,814	74,473	119,299	N.M.
Interest bearing deposits in banks	24,009	33,627	44,906	(20,897)	(46.5)
Trading account securities	20,577	7,589	19,426	1,151	5.9
Loans held for sale	314,262	226,729	713,722	(399,460)	(56.0)
Securities available for sale - at fair value	4,988,270	4,925,232	3,702,761	1,285,509	34.7
Investment securities - fair value $3,224; $3,937 and $6,780, respectively	3,169	3,828	6,593	(3,424)	(51.9)
Loans and leases (1)	21,775,669	21,075,118	19,059,533	2,716,136	14.3
Allowance for loan and lease losses	(286,935)	(299,732)	(307,667)	20,732	(6.7)

Net loans and leases	21,488,734	20,775,386	18,751,866	2,736,868	14.6

Operating lease assets	888,612	1,260,440	1,672,608	(783,996)	(46.9)
Bank owned life insurance	944,892	927,671	906,823	38,069	4.2
Premises and equipment	354,534	349,712	332,916	21,618	6.5
Goodwill and other intangible assets	216,215	217,009	218,080	(1,865)	(0.9)
Customers’ acceptance liability	6,613	9,553	8,372	(1,759)	(21.0)
Accrued income and other assets	814,552	786,047	731,559	82,993	11.3

Total Assets	$31,421,206	$30,519,326	$28,337,213	$3,083,993	10.9%

Liabilities and Shareholders’ Equity
Deposits (1)	$19,465,146	$18,487,395	$18,371,359	$1,093,787	6.0%
Short-term borrowings	1,130,830	1,452,304	918,771	212,059	23.1
Federal Home Loan Bank advances	1,270,455	1,273,000	1,273,000	(2,545)	(0.2)
Subordinated notes	1,011,506	990,470	496,666	514,840	N.M.
Other long-term debt	4,557,373	4,544,509	3,508,397	1,048,976	29.9
Company obligated mandatorily redeemable preferred capital securities of subsidiary trusts holding solely junior subordinated debentures of the parent company (2)	—	—	300,000	(300,000)	N.M.
Allowance for unfunded loan commitments and letters of credit	31,193	35,522	33,280	(2,087)	(6.3)
Bank acceptances outstanding	6,613	9,553	8,372	(1,759)	(21.0)
Accrued expenses and other liabilities	1,561,721	1,451,571	1,225,169	336,552	27.5

Total Liabilities	29,034,837	28,244,324	26,135,014	2,899,823	11.1

Shareholders’ equity
Preferred stock - authorized 6,617,808 shares; none outstanding	—	—	—	—	—
Common stock - without par value; authorized 500,000,000 shares; issued 257,866,255 shares; outstanding 229,475,821; 229,008,088 and 228,660,038 shares, respectively	2,482,069	2,483,542	2,483,105	(1,036)	(0.0)
Less 28,390,434; 28,858,167 and 29,206,217 treasury shares, respectively	(539,852)	(548,576)	(555,176)	15,324	(2.8)
Accumulated other comprehensive income (loss)	(27,204)	2,678	40,817	(68,021)	N.M.
Retained earnings	471,356	337,358	233,453	237,903	N.M.

Total Shareholders’ Equity	2,386,369	2,275,002	2,202,199	184,170	8.4

Total Liabilities and Shareholders’ Equity	$31,421,206	$30,519,326	$28,337,213	$3,083,993	10.9%

(1)	See Page 2 for detail of Loans and Deposits.
(2)	In accordance with FIN 46, capital securities issued by Huntington Capital I and II, previously regarded as consolidated subsidiary trusts, are no longer reflected in Huntington’s balance sheet. The related parent company debt to these entities is reported in Subordinated notes.

N.M. - Not Meaningful.

Huntington Bancshares Incorporated

Loans, Leases and Deposits

Loans and Leases Portfolio Composition (Direct Financing and Operating)

	June 30, 2004		December 31, 2003		June 30, 2003
(in thousands)	Balance	%	Balance	%	Balance	%
	(Unaudited)				(Unaudited)
By Type
Comercial
Commercial and industrial (3)	$5,277,196	23.3	$5,313,517	23.8	$5,531,136	26.7
Commercial real estate (3)	4,514,277	19.9	4,172,083	18.7	3,951,058	19.1

Total Commercial	9,791,473	43.2	9,485,600	42.5	9,482,194	45.8

Consumer
Automobile loans	1,814,644	8.0	2,991,642	13.4	2,367,030	11.4
Automobile leases	2,184,633	9.6	1,902,170	8.5	1,480,696	7.1
Home equity	4,315,281	19.0	3,792,189	17.0	3,435,668	16.6
Residential mortgage	3,283,779	14.5	2,530,665	11.3	1,915,495	9.2
Other loans	385,859	1.7	372,852	1.7	378,450	1.8

Total Consumer	11,984,196	52.8	11,589,518	51.9	9,577,339	46.1

Total Loans and Direct Financing Leases	21,775,669	96.1	21,075,118	94.4	19,059,533	91.9
Operating Lease Assets	888,612	3.9	1,260,440	5.6	1,672,608	8.1

Total Credit Exposure	$22,664,281	100.0	$22,335,558	100.0	$20,732,141	100.0

By Business Segment (2)
Regional Banking
Central Ohio	$5,651,503	24.9	$4,652,070	20.8	$4,080,058	19.7
Northern Ohio	2,694,289	11.9	2,578,970	11.5	2,712,000	13.1
Southern Ohio / Kentucky	1,759,202	7.8	1,676,930	7.5	1,547,715	7.5
West Michigan	2,215,775	9.8	2,076,734	9.3	1,967,040	9.5
East Michigan	1,359,098	6.0	1,267,682	5.7	1,224,192	5.9
West Virginia	811,057	3.6	801,938	3.6	796,304	3.8
Indiana	811,431	3.6	730,620	3.3	729,538	3.5

Total Regional Banking	15,302,355	67.6	13,784,944	61.7	13,056,847	63.0

Dealer Sales	5,840,012	25.8	7,058,563	31.6	6,296,608	30.4
Private Financial Group	1,381,077	6.1	1,296,412	5.8	1,181,000	5.7
Treasury / Other (1)	140,837	0.5	195,639	0.9	197,686	0.9

Total Credit Exposure	$22,664,281	100.0	$22,335,558	100.0	$20,732,141	100.0

Deposit Liabilities

	June 30, 2004		December 31, 2003		June 30, 2003
(in thousands)	Balance	%	Balance	%	Balance	%
By Type
Demand deposits
Non-interest bearing	$3,327,426	17.1	$2,986,992	16.2	$3,110,060	16.9
Interest bearing	7,124,144	36.6	6,411,380	34.7	6,331,755	34.5
Savings deposits	3,010,712	15.5	2,959,993	16.0	3,084,684	16.8
Retail certificates of deposit	2,412,178	12.4	2,461,531	13.3	2,739,492	14.9
Other domestic time deposits	595,066	3.1	631,205	3.4	663,627	3.6

Total Core Deposits	16,469,526	84.7	15,451,101	83.6	15,929,618	86.7

Domestic time deposits of $100,000 or more	808,415	4.2	789,341	4.3	826,410	4.5
Brokered time deposits and negotiable CDs	1,679,099	8.6	1,771,738	9.6	1,224,058	6.7
Foreign time deposits	508,106	2.5	475,215	2.5	391,273	2.1

Total Deposits	$19,465,146	100.0	$18,487,395	100.0	$18,371,359	100.0

By Business Segment (2)
Regional Banking
Central Ohio	$4,386,070	22.5	$4,183,982	22.6	$5,045,374	27.5
Northern Ohio	3,773,657	19.4	3,505,457	19.0	3,528,580	19.2
Southern Ohio / Kentucky	1,559,163	8.0	1,441,875	7.8	1,412,881	7.7
West Michigan	2,599,217	13.4	2,457,296	13.3	2,582,219	14.1
East Michigan	2,080,533	10.7	1,988,200	10.8	2,077,642	11.3
West Virginia	1,368,802	7.0	1,314,450	7.1	1,339,246	7.3
Indiana	667,547	3.4	647,662	3.5	639,803	3.5

Total Regional Banking	16,434,989	84.4	15,538,922	84.1	16,625,745	90.6

Dealer Sales	71,340	0.4	77,408	0.4	68,471	0.4
Private Financial Group	1,016,282	5.2	1,164,020	6.3	1,028,579	5.6
Treasury / Other (1)	1,942,535	10.0	1,707,045	9.2	648,564	3.4

Total Deposits	$19,465,146	100.0	$18,487,395	100.0	$18,371,359	100.0

(1)	Comprised largely of brokered deposits and negotiable CDs.
(2)	Prior period amounts have been reclassified to conform to the current period business segment structure.
(3)	Effective June 30, 2004, $282 million of commercial and industrial loans were reclassified to commercial real estate to conform to the classification of these loans with the presentation of similar loans.

Huntington Bancshares Incorporated

Consolidated Quarterly Average Balance Sheets

(Unaudited)

	Average Balances
(in millions)	2004		2003			2Q04 vs. 2Q03
Fully Taxable Equivalent Basis	Second	First	Fourth	Third	Second	Amount	Percent
Assets
Interest bearing deposits in banks	$69	$79	$83	$90	$45	$24	53.3%
Trading account securities	28	16	11	11	22	6	27.3
Federal funds sold and securities purchased under resale agreements	168	92	117	103	69	99	N.M.
Loans held for sale	254	207	295	898	601	(347)	(57.7)
Securities:
Taxable	4,861	4,646	4,093	3,646	3,385	1,476	43.6
Tax exempt	410	437	424	358	291	119	40.9

Total Securities	5,271	5,083	4,517	4,004	3,676	1,595	43.4

Loans and Leases:
Commercial and industrial	5,536	5,365	5,382	5,380	5,626	(90)	(1.6)
Real Estate
Construction	1,322	1,322	1,297	1,258	1,239	83	6.7
Commercial	2,906	2,876	2,830	2,744	2,621	285	10.9
Consumer
Automobile loans	2,337	3,041	3,529	3,594	2,830	(493)	(17.4)
Automobile leases	2,139	1,988	1,802	1,590	1,306	833	63.8

Automobile loans and leases	4,476	5,029	5,331	5,184	4,136	340	8.2

Home equity	4,142	3,880	3,678	3,503	3,359	783	23.3
Residential mortgage	2,986	2,674	2,501	2,075	1,887	1,099	58.2
Other loans	399	356	387	367	379	20	5.3

Total Consumer	12,003	11,939	11,897	11,129	9,761	2,242	23.0

Total Loans and Leases	21,767	21,502	21,406	20,511	19,247	2,520	13.1

Allowance for loan and lease losses	(310)	(313)	(350)	(330)	(304)	(6)	2.0

Net loans and leases	21,457	21,189	21,056	20,181	18,943	2,514	13.3

Total earning assets	27,557	26,979	26,429	25,617	23,660	3,897	16.5

Operating lease assets	977	1,166	1,355	1,565	1,802	(825)	(45.8)
Cash and due from banks	772	740	766	747	735	37	5.0
Intangible assets	216	217	217	218	218	(2)	(0.9)
All other assets	2,101	2,046	2,005	2,067	1,988	113	5.7

Total Assets	$31,313	$30,835	$30,422	$29,884	$28,099	$3,214	11.4%

Liabilities and Shareholders’ Equity
Core deposits
Non-interest bearing deposits	$3,223	$3,017	$3,131	$3,218	$3,046	$177	5.8%
Interest bearing demand deposits	7,168	6,609	6,466	6,558	6,100	1,068	17.5
Savings deposits	2,839	2,819	2,824	2,808	2,804	35	1.2
Retail certificates of deposit	2,400	2,399	2,492	2,561	2,798	(398)	(14.2)
Other domestic time deposits	600	637	631	656	673	(73)	(10.8)

Total core deposits	16,230	15,481	15,544	15,801	15,421	809	5.2

Domestic time deposits of $100,000 or more	795	788	828	803	808	(13)	(1.6)
Brokered time deposits and negotiable CDs	1,737	1,907	1,851	1,421	1,241	496	40.0
Foreign time deposits	542	549	522	536	426	116	27.2

Total deposits	19,304	18,725	18,745	18,561	17,896	1,408	7.9

Short-term borrowings	1,396	1,603	1,433	1,393	1,635	(239)	(14.6)
Federal Home Loan Bank advances	1,270	1,273	1,273	1,273	1,267	3	0.2
Subordinated notes and other long-term debt, including preferred capital securities	5,623	5,557	5,432	5,197	4,010	1,613	40.2

Total interest bearing liabilities	24,370	24,141	23,752	23,206	21,762	2,608	12.0

All other liabilities	1,397	1,399	1,311	1,221	1,140	257	22.5
Shareholders’ equity	2,323	2,278	2,228	2,239	2,151	172	8.0

Total Liabilities and Shareholders’ Equity	$31,313	$30,835	$30,422	$29,884	$28,099	$3,214	11.4%

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin Analysis

(Unaudited)

	Average Rates (2)
(in millions)	2004		2003
Fully Taxable Equivalent Basis (1)	Second	First	Fourth	Third	Second
Assets
Interest bearing deposits in banks	1.07%	0.71%	0.60%	0.51%	1.58%
Trading account securities	3.02	3.98	2.39	4.70	4.15
Federal funds sold and securities purchased under resale agreements	1.21	1.41	1.30	1.92	2.19
Loans held for sale	5.17	5.33	5.31	5.16	5.42
Securities:
Taxable	3.83	4.06	4.24	4.23	4.58
Tax exempt	7.07	6.88	6.91	6.93	6.91

Total Securities	4.09	4.30	4.49	4.47	4.77

Loans and Leases: (2)
Commercial and industrial	4.25	4.49	4.82	4.84	5.26
Real Estate
Construction	3.70	3.68	4.24	4.17	4.07
Commercial	4.57	4.70	4.99	5.22	5.28
Consumer
Automobile loans	7.20	6.93	6.90	7.19	7.74
Automobile leases	5.06	4.94	4.98	4.99	4.69

Automobile loans and leases	6.17	6.14	6.25	6.51	6.78

Home equity	4.92	4.82	4.87	5.09	5.02
Residential mortgage	5.30	5.44	5.20	5.32	5.76
Other loans	7.48	7.24	7.19	7.38	7.22

Total Consumer	5.49	5.52	5.64	5.87	5.99

Total Loans and Leases	4.95	5.04	5.26	5.41	5.56

Total earning assets	4.76%	4.89%	5.11%	5.23%	5.42%

Liabilities and Shareholders’ Equity
Core deposits
Non-interest bearing deposits
Interest bearing demand deposits	0.81%	0.88%	0.91%	1.04%	1.39%
Savings deposits	0.82	0.94	1.22	1.35	1.55
Retail certificates of deposit	3.27	3.47	3.54	3.51	3.75
Other domestic time deposits	3.19	3.48	3.69	3.89	3.85

Total core deposits	1.45	1.53	1.65	1.76	2.09

Domestic time deposits of $100,000 or more	2.37	2.14	2.37	2.32	2.55
Brokered time deposits and negotiable CDs	1.57	1.51	1.52	1.63	1.79
Foreign time deposits	0.76	0.72	0.75	0.85	1.03

Total deposits	1.48	1.53	1.64	1.75	2.06

Short-term borrowings	0.80	0.83	0.78	0.85	1.06
Federal Home Loan Bank advances	2.52	2.50	2.24	1.81	1.76
Subordinated notes and other long-term debt, including preferred capital securities	2.24	2.33	2.63	2.78	2.85

Total interest bearing liabilities	1.66%	1.71%	1.85%	1.93%	2.11%

Net interest rate spread	3.10%	3.18%	3.26%	3.30%	3.31%
Impact of non-interest bearing funds on margin	0.19	0.18	0.16	0.16	0.16

Net Interest Margin	3.29%	3.36%	3.42%	3.46%	3.47%

(1)	Fully tax equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 5 for the FTE adjustment.
(2)	Loan and lease and deposit average rates include impact of applicable derivatives and non-deferrable fees.

Huntington Bancshares Incorporated

Selected Quarterly Income Statement Data

(Unaudited)

	2004		2003			2Q04 vs 1Q04		2Q04 vs 2Q03
(in thousands, except per share amounts)	Second	First	Fourth	Third	Second	$ Chg	% Chg	$ Chg	% Chg
Total Interest Income	$324,167	$325,931	$335,097	$333,320	$317,325	$(1,764)	(0.5)%	$6,842	2.2%
Total Interest Expense	101,604	103,246	110,782	112,849	114,884	(1,642)	(1.6)%	(13,280)	(11.6)%

Net Interest Income	222,563	222,685	224,315	220,471	202,441	(122)	(0.1)%	20,122	9.9%
Provision for credit losses	5,027	25,596	26,341	51,615	49,193	(20,569)	(80.4)%	(44,166)	(89.8)%

Net Interest Income After Provision for Credit Losses	217,536	197,089	197,974	168,856	153,248	20,447	10.4%	64,288	42.0%

Operating lease income	78,706	88,867	105,307	117,624	128,574	(10,161)	(11.4)%	(49,868)	(38.8)%
Service charges on deposit accounts	43,596	41,837	44,763	42,294	40,914	1,759	4.2%	2,682	6.6%
Trust services	16,708	16,323	15,793	15,365	15,580	385	2.4%	1,128	7.2%
Brokerage and insurance income	13,523	15,197	14,344	13,807	14,196	(1,674)	(11.0)%	(673)	(4.7)%
Mortgage banking	23,322	(4,296)	9,677	30,193	7,185	27,618	N.M.	16,137	N.M.
Bank owned life insurance income	11,309	10,485	10,410	10,438	11,043	824	7.9%	266	2.4%
Gain on sales of automobile loans	4,890	9,004	16,288	—	13,496	(4,114)	(45.7)%	(8,606)	(63.8)%
Gain on sale of branch offices	—	—	—	13,112	—	—	0.0%	—	0.0%
Other service charges and fees	10,645	9,513	9,237	10,499	11,372	1,132	11.9%	(727)	(6.4)%
Securities gains (losses)	(9,230)	15,090	1,280	(4,107)	6,887	(24,320)	N.M.	(16,117)	N.M.
Other	24,659	25,619	19,411	23,543	27,704	(960)	(3.7)%	(3,045)	(11.0)%

Total Non-Interest Income	218,128	227,639	246,510	272,768	276,951	(9,511)	(4.2)%	(58,823)	(21.2)%

Personnel costs	119,715	121,624	115,762	113,170	105,242	(1,909)	(1.6)%	14,473	13.8%
Operating lease expense	62,563	70,710	85,609	93,134	102,939	(8,147)	(11.5)%	(40,376)	(39.2)%
Outside data processing and other services	17,563	18,462	15,957	17,478	16,104	(899)	(4.9)%	1,459	9.1%
Equipment	16,228	16,086	16,840	16,328	16,341	142	0.9%	(113)	(0.7)%
Net occupancy	16,258	16,763	14,925	15,570	15,377	(505)	(3.0)%	881	5.7%
Professional services	7,836	7,299	12,175	11,116	9,872	537	7.4%	(2,036)	(20.6)%
Marketing	8,069	7,839	6,895	5,515	8,454	230	2.9%	(385)	(4.6)%
Telecommunications	4,638	5,194	5,272	5,612	5,394	(556)	(10.7)%	(756)	(14.0)%
Printing and supplies	3,098	3,016	3,417	3,658	2,253	82	2.7%	845	37.5%
Amortization of intangibles	204	204	204	204	204	—	0.0%	—	0.0%
Loss on early extinguishment of debt	—	—	15,250	—	—	—	0.0%	—	0.0%
Restructuring reserve releases	—	—	(351)	—	(5,315)	—	0.0%	5,315	0.0%
Other	25,981	18,457	25,510	18,397	20,168	7,524	40.8%	5,813	28.8%

Total Non-Interest Expense	282,153	285,654	317,465	300,182	297,033	(3,501)	(1.2)%	(14,880)	(5.0)%

Income Before Income Taxes	153,511	139,074	127,019	141,442	133,166	14,437	10.4%	20,345	15.3%
Income taxes	43,384	34,901	33,758	37,230	36,676	8,483	24.3%	6,708	18.3%

Income before cumulative effect of change in accounting principle	110,127	104,173	93,261	104,212	96,490	5,954	5.7%	13,637	14.1%
Cumulative effect of change in accounting principle, net of tax (1)	—	—	—	(13,330)	—	—	0.0%	—	0.0%

Net Income	$110,127	$104,173	$93,261	$90,882	$96,490	$5,954	5.7%	$13,637	14.1%

Average common shares - diluted	232,659	232,915	231,986	230,966	230,572	(256)	(0.1)%	2,087	0.9%
Per Common Share
Income before cumulative effect of change in accounting principle -Diluted	$0.47	$0.45	$0.40	$0.45	$0.42	$0.02	4.4%	$0.05	11.9%
Net Income - Diluted	$0.47	$0.45	$0.40	$0.39	$0.42	$0.02	4.4%	$0.05	11.9%
Cash Dividends Declared	$0.175	$0.175	$0.175	$0.175	$0.16	$—	0.0%	$0.02	9.4%
Return on:
Average total assets (2)	1.41%	1.36%	1.22%	1.38%	1.38%	0.06%	4.1%	0.04%	2.7%
Average total shareholders’ equity (2)	19.1%	18.4%	16.6%	18.5%	18.0%	0.68%	3.7%	1.07%	6.0%
Net interest margin (3)	3.29%	3.36%	3.42%	3.46%	3.47%	(0.07)%	(2.1)%	(0.18)%	(5.2)%
Efficiency ratio (4)	62.3%	65.1%	67.1%	60.0%	62.5%	(2.87)%	(4.4)%	(0.28)%	(0.5)%
Effective tax rate	28.3%	25.1%	26.6%	26.3%	27.5%	3.17%	12.6%	0.72%	2.6%
Revenue - Fully Taxable Equivalent (FTE) Net Interest Income	$222,563	$222,685	$224,315	$220,471	$202,441	$(122)	(0.1)%	$20,122	9.9%
Tax Equivalent Adjustment (3)	2,919	3,023	2,954	2,558	2,076	(104)	(3.4)%	843	40.6%

Net Interest Income	225,482	225,708	227,269	223,029	204,517	(226)	(0.1)%	20,965	10.3%
Non-Interest Income	218,128	227,639	246,510	272,768	276,951	(9,511)	(4.2)%	(58,823)	(21.2)%

Total Revenue	$443,610	$453,347	$473,779	$495,797	$481,468	$(9,737)	(2.1)%	$(37,858)	(7.9)%

(1)	Due to the adoption of FASB Interpretation No. 46 for variable interest entities.
(2)	Based on income before cumulative effect of change in accounting principle, net of tax.
(3)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.
(4)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

N.M. - Not Meaningful.

Huntington Bancshares Incorporated

Quarterly Credit Reserves and Net Charge-off Analysis

(Unaudited)

	2004		2003
(in thousands)	Second	First	Fourth	Third	Second
Allowance for Loan and Leases Losses, Beginning of Period	$295,377	$299,732	$336,398	$307,667	$303,636

Loan and lease losses	(30,845)	(37,167)	(68,023)	(43,261)	(49,985)
Recoveries of loans previously charged off	18,330	8,540	12,880	10,487	8,929

Net loan and lease losses	(12,515)	(28,627)	(55,143)	(32,774)	(41,056)

Provision for credit losses	5,027	25,596	26,341	51,615	49,193
Net change in allowance for unfunded loan commitments and letters of credit	896	3,433	(1,785)	(457)	101
Allowance of assets sold and securitized (1)	(1,850)	(4,757)	(6,079)	10,347	(4,207)

Allowance for Loan and Lease Losses, End of Period	$286,935	$295,377	$299,732	$336,398	$307,667

Allowance for Unfunded Loan Commitments and Letters of Credit, Beginning of Period	$32,089	$35,522	$33,737	$33,280	$33,381
Net change	(896)	(3,433)	1,785	457	(101)

Allowance for Unfunded Loan Commitments and Letters of Credit, End of Period	$31,193	$32,089	$35,522	$33,737	$33,280

Total Allowance for Credit Losses	$318,128	$327,466	$335,254	$370,135	$340,947

Allowance for loan and lease losses as a % of:
Total loans and leases	1.32%	1.39%	1.42%	1.59%	1.61%
Non-performing loans and leases	464%	383%	397%	276%	256%
Non-performing assets	384%	322%	343%	245%	230%

Allowance for loan and lease losses plus allowance for unfunded loan commitments and letters of credit as a % of:
Total loans and leases	1.46%	1.55%	1.59%	1.75%	1.79%
Non-performing loans and leases	515%	425%	444%	304%	284%
Non-performing assets	426%	357%	384%	270%	255%

Net Charge-offs by Loan and Lease Type

Commercial and industrial	$(2,803)	$5,956	$31,186	$12,222	$26,546
Commercial real estate	2,940	1,637	5,743	3,621	607

Total commercial	137	7,593	36,929	15,843	27,153

Consumer
Automobile loans	5,604	13,422	11,346	10,773	7,524
Automobile leases	2,159	3,159	1,936	1,450	1,422

Automobile loans and leases	7,763	16,581	13,282	12,223	8,946

Home equity	3,019	3,116	3,464	3,416	3,671
Residential mortgage	302	316	174	246	267
Other loans	1,294	1,021	1,294	1,046	1,019

Total consumer	12,378	21,034	18,214	16,931	13,903

Total Net Charge-offs	$12,515	$28,627	$55,143	$32,774	$41,056

Net Charge-offs - Annualized Percentages

Commercial and industrial	(0.20)%	0.44%	2.32%	0.91%	1.89%
Commercial real estate	0.28	0.16	0.56	0.36	0.06

Total commercial	0.01	0.32	1.55	0.68	1.14

Consumer
Automobile loans	0.96	1.77	1.29	1.20	1.06
Automobile leases	0.40	0.64	0.43	0.36	0.44

Automobile loans and leases	0.69	1.32	1.00	0.94	0.87

Home equity	0.29	0.32	0.38	0.39	0.44
Residential mortgage	0.04	0.05	0.03	0.05	0.06
Other loans	1.30	1.15	1.34	1.14	1.08

Total consumer	0.41	0.70	0.61	0.61	0.57

Net Charge-offs as a % of Average Loans	0.23%	0.53%	1.03%	0.64%	0.85%

(1)	The third quarter 2003 includes the reserve for loan losses associated with automobile loans contained in one of Huntington’s securitization trusts consolidated as a result of the adoption of FASB Interpretation No. 46 on July 1, 2003.

Huntington Bancshares Incorporated

Quarterly Non-Performing Assets and Past Due Loans and Leases

(Unaudited)

	2004		2003
(in thousands)	Second	First	Fourth	Third	Second
Non-accrual loans and leases:
Commercial and industrial	$32,044	$45,056	$43,387	$82,413	$86,021
Commercial real estate	15,782	20,019	22,399	30,545	22,398
Residential mortgage	13,952	12,052	9,695	8,923	11,735

Total Non-Performing Loans and Leases	61,778	77,127	75,481	121,881	120,154
Other real estate, net	12,918	14,567	11,905	15,196	13,568

Total Non-Performing Assets	$74,696	$91,694	$87,386	$137,077	$133,722

Non-performing loans and leases as a % of total loans and leases	0.28%	0.36%	0.36%	0.58%	0.63%
Non-performing assets as a % of total loans and leases and other real estate	0.34%	0.43%	0.41%	0.65%	0.70%

Accruing loans and leases past due 90 days or more	$51,490	$59,697	$55,913	$66,060	$55,287

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.24%	0.28%	0.27%	0.31%	0.29%

	2004		2003
(in thousands)	Second	First	Fourth	Third	Second
Non-Performing Assets, Beginning of Period	$91,694	$87,386	$137,077	$133,722	$140,725
New non-performing assets	25,727	27,208	38,367	52,213	83,104
Returns to accruing status	(1,493)	(54)	(454)	(319)	(9,866)
Loan and lease losses	(12,872)	(10,463)	(39,657)	(22,090)	(30,204)
Payments	(13,571)	(10,717)	(22,710)	(18,905)	(26,831)
Sales	(14,789)	(1,666)	(25,237)	(7,544)	(23,206)

Non-Performing Assets, End of Period	$74,696	$91,694	$87,386	$137,077	$133,722

Huntington Bancshares Incorporated

Quarterly Stock Summary, Capital, and Other Data

(Unaudited)

Quarterly Common Stock Summary
	2004		2003
	Second	First	Fourth	Third	Second
Common Stock Price
High (1)	$23.120	$23.780	$22.550	$20.890	$21.540
Low (1)	20.890	21.000	19.850	19.220	18.030
Close	22.980	22.030	22.500	19.850	19.510
Average Closing Price	22.050	22.501	21.584	20.199	19.790

Dividends
Cash dividends declared on common stock	$0.175	$0.175	$0.175	$0.175	$0.16

Common shares outstanding (000s)
Average — Basic	229,429	229,227	228,902	228,715	228,633
Average — Diluted	232,659	232,915	231,986	230,966	230,572
Ending	229,476	229,410	229,008	228,870	228,660
Book value per share	$10.40	$10.31	$9.93	$9.79	$9.63

Common Share Repurchase Program (000s)
Number of Shares Repurchased	—	—	—	—	—

Capital Data - End of Period
	2004		2003
(in millions)	Second	First	Fourth	Third	Second
Total Risk-Adjusted Assets (2)	$28,392	$28,236	$28,164	$27,949	$27,456

Tier 1 Risk-Based Capital Ratio (2)	8.93%	8.74%	8.53%	8.40%	8.32%
Total Risk-Based Capital Ratio (2)	12.41%	12.38%	11.95%	11.19%	11.11%
Tier 1 Leverage Ratio (2)	8.16%	8.08%	7.98%	7.94%	8.25%

Tangible Equity / Asset Ratio	6.95%	6.97%	6.79%	6.77%	7.06%
Tangible Equity / Risk-Weighted Assets Ratio (2)	7.64%	7.61%	7.30%	7.24%	7.23%

Other Data - End of Period
	2004		2003
	Second	First	Fourth	Third	Second
Number of employees (full-time equivalent)	8,045	7,915	7,983	7,906	7,986
Number of domestic full-service banking offices (3)	341	337	338	337	341

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.
(2)	First quarter 2004 figures are estimated.
(3)	Includes three Private Financial Group offices in Florida.

Huntington Bancshares Incorporated

Quarterly Operating Lease Performance

(Unaudited)

	2004		2003
	Second	First	Fourth	Third	Second
Balance Sheet (in millions)
Average operating lease assets outstanding	$977	$1,166	$1,355	$1,565	$1,802

Income Statement (in thousands)
Net rental income	$72,402	$83,517	$98,223	$109,645	$120,502
Fees	4,838	3,543	5,204	5,372	5,414
Recoveries - early terminations	1,466	1,807	1,880	2,607	2,658

Total Operating Lease Income	78,706	88,867	105,307	117,624	128,574

Depreciation and residual losses at termination	57,412	63,932	76,768	83,112	91,387
Losses - early terminations	5,151	6,778	8,841	10,022	11,552

Total Operating Lease Expense	62,563	70,710	85,609	93,134	102,939

Net Earnings Contribution	$16,143	$18,157	$19,698	$24,490	$25,635

Earnings ratios (1)
Net rental income	29.6%	28.7%	29.0%	28.0%	26.7%
Depreciation and residual losses at termination	23.5%	21.9%	22.7%	21.2%	20.3%

Definition of terms:

Net rental income includes the lease payments earned on the equipment and vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of equipment and vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on equipment and vehicles where the lessee has defaulted on the operating lease.

(1)	As a percent of average operating lease assets, quarterly and year-to-date amounts annualized.

Huntington Bancshares Incorporated

Consolidated YTD Average Balance Sheets and Net Interest Margin Analysis

(Unaudited)

(in millions)	YTD Average Balances				YTD Average Rates
	Six Months Ending June 30,		2004 vs. 2003		Six Months Ending June 30,
Fully Tax Equivalent Basis	2004	2003	Amount	%	2004	2003
Assets

Interest bearing deposits in banks	$74	$41	$33	80.5	0.88%	1.58%
Trading account securities	22	17	5	29.4	3.36	4.40
Federal funds sold and securities purchased under resale agreements	130	63	67	N.M.	1.28	2.15
Loans held for sale	231	531	(300)	(56.5)	5.25	5.47
Securities:
Taxable	4,753	3,202	1,551	48.4	3.94	4.85
Tax exempt	423	290	133	45.9	6.97	6.88

Total Securities	5,176	3,492	1,684	48.2	4.19	5.02

Loans and Leases:
Commercial and industrial	5,451	5,625	(174)	(3.1)	4.37	5.28
Real Estate
Construction	1,322	1,214	108	8.9	3.69	4.06
Commercial	2,891	2,593	298	11.5	4.63	5.35
Consumer
Automobile loans	2,689	2,954	(265)	(9.0)	7.05	7.73
Automobile leases	2,064	1,153	911	79.0	5.02	5.29

Automobile loans and leases	4,753	4,107	646	15.7	6.17	7.05

Home equity	4,011	3,298	713	21.6	4.88	5.08
Residential mortgage	2,830	1,859	971	52.2	5.37	5.80
Other loans	377	383	(6)	(1.6)	7.37	6.85

Total Consumer	11,971	9,647	2,324	24.1	5.51	6.13

Total Loans and Leases	21,635	19,079	2,556	13.4	5.00	5.64

Allowance for loan and lease losses	(328)	(343)	(15)	4.4

Net loans and leases	21,307	18,736	2,571	13.7

Total earning assets	27,268	23,223	4,045	17.4	4.83%	5.52%

Operating lease assets	1,070	1,937	(867)	(44.8)
Cash and due from banks	756	738	18	2.4
Intangible assets	217	218	(1)	(0.5)
All other assets	2,075	1,974	101	5.1

Total Assets	$31,058	$27,747	$3,311	11.9

Liabilities and Shareholders’ Equity

Core deposits
Non-interest bearing deposits	$3,120	$2,984	$136	4.6
Interest bearing demand deposits	6,889	5,868	1,021	17.4	0.92%	1.44%
Savings deposits	2,829	2,788	41	1.5	0.88	1.63
Retail certificates of deposit	2,400	2,880	(480)	(16.7)	3.37	3.81
Other domestic time deposits	618	678	(60)	(8.8)	3.34	3.92

Total core deposits	15,856	15,198	658	4.3	1.49	2.18

Domestic time deposits of $100,000 or more	792	789	3	0.4	2.26	2.66
Brokered time deposits and negotiable CDs	1,822	1,198	624	52.1	1.54	1.88
Foreign time deposits	545	470	75	16.0	0.74	1.05

Total deposits	19,015	17,655	1,360	7.7	1.51	2.15

Short-term borrowings	1,499	1,790	(291)	(16.3)	0.82	1.11
Federal Home Loan Bank advances	1,272	1,242	30	2.4	2.51	1.80
Subordinated notes and other long-term debt, including preferred capital securities	5,590	3,791	1,799	47.5	2.28	2.97

Total interest bearing liabilities	24,256	21,494	2,762	12.9	1.68%	2.19%

All other liabilities	1,381	1,111	270	24.3
Shareholders’ equity	2,301	2,158	143	6.6

Total Liabilities and Shareholders’ Equity	$31,058	$27,747	$3,311	11.9

Net interest rate spread					3.15%	3.33%
Impact of non-interest bearing funds on margin					0.17	0.19

Net Interest Margin					3.32%	3.52%

Huntington Bancshares Incorporated

Selected YTD Income Statement Data

(Unaudited)

	Six Months Ended June 30,		2004 vs. 2003
(in thousands of dollars, except per share amounts)	2004	2003	Amount	Percent
Total Interest Income	$650,098	$637,339	$12,759	2.0%
Total Interest Expense	204,850	233,139	(28,289)	(12.1)%

Net Interest Income	445,248	404,200	41,048	10.2%
Provision for loan and lease losses	30,623	86,037	(55,414)	(64.4)%

Net Interest Income After Provision for Loan and Lease Losses	414,625	318,163	96,462	30.3%

Operating lease income	167,573	266,767	(99,194)	(37.2)%
Service charges on deposit accounts	85,433	80,783	4,650	5.8%
Trust services	33,031	30,491	2,540	8.3%
Brokerage and insurance income	28,720	29,693	(973)	(3.3)%
Mortgage banking	19,026	18,310	716	3.9%
Bank Owned Life Insurance income	21,794	22,180	(386)	(1.7)%
Gain on sales of automobile loans	13,894	23,751	(9,857)	(41.5)%
Other service charges and fees	20,158	21,710	(1,552)	(7.1)%
Securities gains	5,860	8,085	(2,225)	(27.5)%
Other	50,278	48,105	2,173	4.5%

Total Non-Interest Income	445,767	549,875	(104,108)	(18.9)%

Personnel costs	241,339	218,331	23,008	10.5%
Operating lease expense	133,273	214,527	(81,254)	(37.9)%
Outside data processing and other services	36,025	32,683	3,342	10.2%
Equipment	32,314	32,753	(439)	(1.3)%
Net occupancy	33,021	31,986	1,035	3.2%
Professional services	15,135	19,157	(4,022)	(21.0)%
Marketing	15,908	15,080	828	5.5%
Telecommunications	9,832	11,095	(1,263)	(11.4)%
Printing and supplies	6,114	5,934	180	3.0%
Amortization of intangibles	408	408	—	0.0%
Restrucuturing reserve releases	—	(6,315)	6,315	(100.0)%
Other	44,438	36,873	7,565	20.5%

Total Non-Interest Expense	567,807	612,512	(44,705)	(7.3)%

Income Before Income Taxes	292,585	255,526	37,059	14.5%
Provision for income taxes	78,285	67,306	10,979	16.3%

Net Income	$214,300	$188,220	26,080	13.9%

Per Common Share
Net Income - Diluted	$0.92	$0.81	$0.11	13.6%
Cash Dividends Declared	$0.35	$0.32	$0.03	9.4%

Return on:
Average total assets	1.36%	1.35%	0.02%	1.2%
Average total shareholders’ equity	18.4%	17.3%	1.08%	6.2%
Net interest margin (1)	3.32%	3.52%	-0.20%	(5.7)%
Efficiency ratio (2)	63.7%	64.4%	-0.75%	(1.2)%
Effective tax rate	26.8%	26.3%	0.42%	1.6%

Revenue - Fully Taxable Equivalent (FTE)
Net Interest Income	$445,248	$404,200	41,048	10.2%
Tax Equivalent Adjustment (1)	5,942	4,172	1,770	42.4%

Net Interest Income	451,190	408,372	42,818	10.5%
Non-Interest Income	445,767	549,875	(104,108)	(18.9)%

Total Revenue	$896,957	$958,247	$(61,290)	(6.4)%

(1)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.
(2)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains.

Huntington Bancshares Incorporated

YTD Credit Reserves and Net Charge-off Analysis

(Unaudited)

	Six Months Ended June 30,
(in thousands)	2004	2003
Allowance for Loan and Leases Losses, Beginning of Period	$299,732	$324,837

Loan and lease losses	(68,012)	(90,250)
Recoveries of loans previously charged off	26,870	16,358

Net loan and lease losses	(41,142)	(73,892)

Provision for credit losses	30,623	86,037
Net change in allowance for unfunded loan commitments and letters of credit	4,329	(21,459)
Allowance of assets sold and securitized	(6,607)	(7,846)

Allowance for Loan and Lease Losses, End of Period	$286,935	$307,677

Allowance for Unfunded Loan Commitments and Letters of Credit, Beginning of Period	$35,522	$11,821

Net change	(4,329)	21,459

Allowance for Unfunded Loan Commitments and Letters of Credit, End of Period	$31,193	$33,280

Total Allowance for Credit Losses	$318,128	$340,957

Allowance for loan and lease losses as a % of:
Total loans and leases	1.32%	1.61%
Non-performing loans and leases	464%	256%
Non-performing assets	384%	230%

Allowance for loan and lease losses plus allowance for unfunded loan commitments and letters of credit as a % of:
Total loans and leases	1.46%	1.79%
Non-performing loans and leases	515%	284%
Non-performing assets	426%	255%

Net Charge-offs by Loan and Lease Type

Commercial and industrial	$3,153	$41,450
Commercial real estate	4,577	1,153

Total commercial	7,730	42,603

Consumer
Automobile loans	19,026	18,147
Automobile leases	5,318	2,342

Automobile loans and leases	24,344	20,489

Home equity	6,135	7,724
Residential mortgage	618	412
Other loans	2,315	2,664

Total consumer	33,412	31,289

Total Net Charge-offs	$41,142	$73,892

Net Charge-offs - Annualized Percentages
Commercial and industrial	0.12%	1.47%
Commercial real estate	0.22	0.06

Total commercial	0.16	0.90

Consumer
Automobile loans	1.42	1.23
Automobile leases	0.52	0.40

Automobile loans and leases	1.02	1.00

Home equity	0.31	0.47
Residential mortgage	0.04	0.04
Other loans	1.23	1.39

Total consumer	0.56	0.65

Net Charge-offs as a % of Average Loans	0.38%	0.77%

Huntington Bancshares Incorporated

YTD Operating Lease Performance

(Unaudited)

	Six Months Ended June 30,		2004 vs. 2003
	2004	2003	Amount	%
Balance Sheet (in millions)
Average operating lease assets outstanding	$1,070	$1,937	$(867)	(44.8)%

Income Statement (in thousands)
Net rental income	$155,919	$250,776	$(94,857)	(37.8)%
Fees	8,381	11,047	(2,666)	(24.1)%
Recoveries - early terminations	3,273	4,944	(1,671)	(33.8)%

Total Operating Lease Income	167,573	266,767	(99,194)	(37.2)%

Depreciation and residual losses at termination	121,344	190,670	(69,326)	(36.4)%
Losses - early terminations	11,929	23,857	(11,928)	(50.0)%

Total Operating Lease Expense	133,273	214,527	(81,254)	(37.9)%

Net Earnings Contribution	$34,300	$52,240	$(17,940)	(34.3)%

Earnings ratios (1)
Net rental income	29.1%	25.9%	3.3%	12.6%
Depreciation and residual losses at termination	22.7%	19.7%	3.0%	15.2%

Definition of terms:

Net rental income includes the lease payments earned on the equipment and vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of equipment and vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on equipment and vehicles where the lessee has defaulted on the operating lease.

(1)	As a percent of average operating lease assets, quarterly and year-to-date amounts annualized.